UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 6, 2005

LESCO, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13147	34-0904517

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 E. 9th Street, Suite 1300, Cleveland, Ohio	44114

(Address of principle executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(216) 706-9250

Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard
     The Company previously reported that on September 23, 2005, the Company had advised The Nasdaq Stock Market, Inc. of the Company’s non-compliance with Nasdaq’s Marketplace Rules 4350(i)(1)(A)(iv) and 4310(c)(17)(A). The Company also reported that it had taken steps to remedy the non-compliance.
     On October 6, 2005, Nasdaq advised the Company that the Company had regained compliance with the Marketplace Rules and that the matter was closed.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.
99.1	News Release dated October 12, 2005.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESCO, INC. (Registrant)
Date: October 12, 2005	By:	/s/ Jeffrey L. Rutherford

Jeffrey L. Rutherford Senior Vice President, Chief Financial Officer, Treasurer and Secretary

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